Second Quarter 2013 Shareholder Update Tecumseh Products Company August 12, 2013 These slides should be reviewed in connection with the Second Quarter 2013 audio presentation

Agenda • Operational Overview • Q2 2013 Financial Overview, Outlook & Liquidity • Business Update • Closing Remarks / Q & A Tecumseh Products Company Q2 2013 Shareholder Update–Aug. 12, 2013 Page 2

Disclaimer Tecumseh Products Company Q2 2013 Shareholder Update–Aug. 12, 2013 Page 3 This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that are subject to the safe harbor provisions created by that Act. In addition, forward-looking statements may be made orally in the future by or on behalf of us. Forward-looking statements can be identified by the use of terms such as “expects,” “should,” “may,” “believes,” “anticipates,” “will,” and other future tense and forward-looking terminology, or by the fact that they appear under the caption “Business Outlook.” Our forward-looking statements generally relate to our future performance, including our anticipated operating results and liquidity sources and requirements, our business strategies and goals, and the effect of laws, rules, regulations, new accounting pronouncements and outstanding litigation, on our business, operating results, and financial condition. Readers are cautioned that actual results may differ materially from those projected as a result of certain risks and uncertainties, including, but not limited to, i) current and future global or regional economic conditions, including housing starts, and the condition of credit markets, which may magnify other risk factors; ii) loss of, or substantial decline in sales to, any of our key customers; iii) our history of losses and our ability to maintain adequate liquidity in total and within each foreign operation; iv) our ability to restructure or reduce our costs and increase productivity and quality and develop successful new products in a timely manner; v) actions of competitors in highly competitive markets with intense competition; vi) the ultimate cost of defending and resolving legal and environmental matters, including any liabilities resulting from the regulatory antitrust investigations commenced by the United States Department of Justice Antitrust Division and the Secretariat of Economic Law of the Ministry of Justice of Brazil, both of which could preclude commercialization of products or adversely affect profitability and/or civil litigation related to such investigations; vii) availability and volatility in the cost of materials, particularly commodities, including steel, copper and aluminum, whose cost can be subject to significant variation; viii) financial market changes, including fluctuations in foreign currency exchange rates and interest rates; ix) default on covenants of financing arrangements and the availability and terms of future financing arrangements; x) reduction or elimination of credit insurance; xi) significant supply interruptions or cost increases; xii) potential political and economic adversities that could adversely affect anticipated sales and production; xiii) in India, potential military conflict with neighboring countries could adversely affect anticipated sales and production; xiv) local governmental, environmental, trade and energy regulations; xv) increased or unexpected warranty claims; xvi) the extent of any business disruption caused by work stoppages initiated by organized labor unions; xvii) the extent of any business disruption that may result from the restructuring and realignment of our manufacturing operations and personnel or system implementations, the ultimate cost of those initiatives and the amount of savings actually realized; xviii) the success of our ongoing effort to bring costs in line with projected production levels and product mix; xix) weather conditions affecting demand for replacement products; xx) the effect of terrorist activity and armed conflict. These forward-looking statements are made only as of the date of this presentation, and we undertake no obligation to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise.

Agenda • Operational Overview • Q2 2013 Financial Overview, Outlook & Liquidity • Business Update • Closing Remarks / Q & A Tecumseh Products Company Q2 2013 Shareholder Update–Aug. 12, 2013 Page 4

Operational Overview Tecumseh Products Company Q2 2013 Shareholder Update–Aug. 12, 2013 Page 5 • Q2 2013 Sales -- $227.6m – Q2 2012 -- $228.1m • Q2 2013 Gross Profit -- $19.2m or 8.4% of net sales – Q2 2012 -- $17.6m or 7.7% of net sales • Q2 2013 S & A expense -- $28.3m or 12.4% of net sales – Q2 2012 -- $29.2m or 12.8% of net sales • June 30, 2013 cash and cash equivalents -- $34.7m

Operational Overview - Key Objectives Tecumseh Products Company Q2 2013 Shareholder Update–Aug. 12, 2013 Page 6 AE2 Compressor “Midi” TA Compressor “Mini” Celseon ® Low Profile • Focused product portfolio (value add) • Focused market approach • Rationalize manufacturing capacity • Fixed cost containment efforts • Advanced technology • Improved profitability • Enhanced liquidity

Operational Overview – Value Add Tecumseh Products Company Q2 2013 Shareholder Update–Aug. 12, 2013 Page 7 Tecumseh worked closely with Hussmann to launch the first U.S. based grocery store using eco-friendly propane refrigerant “We believe that a R290 hydrocarbon (propane) system will achieve approximately 50% energy reduction compared to our typical store refrigeration load.” – Charlie Wernette, H-E-B’s Director of Engineering. A majority of the display cases and walk-in coolers use Tecumseh condensing units, over 40% of which are equipped with the AE2 compressors H-E-B Supermarket in Austin, TX LEED and Austin Energy Green Building Certification 83,000 ft2

Operational Overview – Market Focus Tecumseh Products Company Q2 2013 Shareholder Update–Aug. 12, 2013 Page 8 Tecumseh Condensing Units will provide Cooling for St. Regis’ Walk-In Cold Rooms and Wine Coolers St. Regis is a luxurious condominium development.  6-star hotel at the lower floors and serviced residence at the top floors  208 residence units, built on 2.2 acre site  Tecumseh R404A condensing units will provide cooling for twenty-seven (27) cold rooms and four (4) wine coolers St. Regis, Kuala Lumpur Located along Jalan Damansara, nearby Kuala Lumpur Central

227.6 1.6 3.41.3 228.1 0 100 200 300 Q2 2012 Volume/Mix Price FX Q2 2013 Sales Operational Overview - Sales Tecumseh Products Company Q2 2013 Shareholder Update–Aug. 12, 2013 Page 9 • Negative FX impact of $3.4m • 1.3% increase excluding FX • Primarily net increases in volume & mix as well as price $ USD in millions

Commercial 60% R&F 19% Air Conditioning 21% Sales % by Market Q2 2013 136.2 48.9 42.5 142.8 36.7 48.6 - 20.0 40.0 60.0 80.0 100.0 120.0 140.0 160.0 Commercial Air Conditioning R&F Sales by Market Q2 2013 Q2 2012 Commercial 63% R&F 21% Air Conditioning 16% Sales % by Market Q2 2012 136.2 7.0 0.30.7 142.8 0 100 200 Q2 2012 Volume/Mix Price FX Q2 2013 Commercial Market Sales Operational Overview – Sales Tecumseh Products Company Q2 2013 Shareholder Update–Aug. 12, 2013 Page 10 $ USD in millions $ USD in millions

Commercial 60% R&F 19% Air Conditioning 21% Sales % by Market Q2 2013 48.9 1.413.2 0.4 36.7 0 50 100 Q2 2012 Volume/Mix Price FX Q2 2013 A/C & Other Market Sales 136.2 48.9 42.5 142.8 36.7 48.6 - 20.0 40.0 60.0 80.0 100.0 120.0 140.0 160.0 Commercial Air Conditioning R&F Sales by Market Q2 2013 Q2 2012 Commercial 63% R&F 21% Air Conditioning 16% Sales % by Market Q2 2012 Operational Overview – Sales Tecumseh Products Company Q2 2013 Shareholder Update–Aug. 12, 2013 Page 11 $ USD in millions $ USD in millions

42.5 4.6 1.70.2 48.6 0 50 100 Q2 2012 Volume/Mix Price FX Q2 2013 R&F Market Sales Commercial 60% R&F 19% Air Conditioning 21% Sales % by Market Q2 2013 136.2 48.9 42.5 142.8 36.7 48.6 - 20.0 40.0 60.0 80.0 100.0 120.0 140.0 160.0 Commercial Air Conditioning R&F Sales by Market Q2 2013 Q2 2012 Commercial 63% R&F 21% Air Conditioning 16% Sales % by Market Q2 2012 Operational Overview – Sales Tecumseh Products Company Q2 2013 Shareholder Update–Aug. 12, 2013 Page 12 $ USD in millions $ USD in millions

Agenda • Operational Overview • Q2 2013 Financial Overview, Outlook & Liquidity • Business Update • Closing Remarks / Q & A Tecumseh Products Company Q2 2013 Shareholder Update–Aug. 12, 2013 Page 13

Q2 2013 Financial Overview Tecumseh Products Company Q2 2013 Shareholder Update–Aug. 12, 2013 Page 14 • Q2 2013 – 8.4% of net sales • Q2 2012 – 7.7% of net sales $ USD in millions

Q2 2013 Financial Overview Tecumseh Products Company Q2 2013 Shareholder Update–Aug. 12, 2013 Page 15 • Selling and administrative expenses: $0.9m lower expense primarily related to reduced expenses related to professional services and incentive compensation plan awards partially offset by bad debt expense due to a Brazilian customer bankruptcy filing • Other income (expense), net: $0.4m reduction over Q2 2012 • Impairments, restructuring charges, and other items: $46.2m increased expense mainly related to a one-time $45.0m OPEB curtailment gain recognized in Q2 2012 $ USD in millions Q2 2013 Q2 2012 Selling and administrative expenses (28.3) (29.2) Other income (expense), net 7.2 7.6 Impairments, restructuring charges , and other items (2.0) 44.2 Income/ (Expense)

Q2 2013 Q2 2012 Net (loss) income ($6.3) $44.0 Loss (income) from discontinued operations, net of tax 0.3 (0.6) Tax expense (benefit) 0.2 (4.3) Interest expense 2.3 2.8 Interest income (0.4) (1.7) Operating (loss) income ($3.9) $40.2 Depreciation and amortization 9.0 9.0 EBITDA FROM CONTINUING OPERATIONS* $5.1 $49.2 Impairments, restructuring charges, and other items 2.0 (44.2) EBITDAR FROM CONTINUING OPERATIONS* $7.1 $5.0 % of net sales 3.1% 2.2% Q2 2013 Financial Overview Tecumseh Products Company Q2 2013 Shareholder Update–Aug. 12, 2013 Page 16 * While the Generally Accepted Accounting Principles in the United States of America (“GAAP”) results provide significant insight into our operations and financial position, Tecumseh management supplements its analysis of the business using Earnings Before Interest, Taxes, Depreciation and Amortization from Continuing Operations (“EBITDA”) and Earnings Before Interest, Taxes, Depreciation, Amortization, and Impairments, restructuring charges, and other items from Continuing Operations (“EBITDAR”); both of these are non-GAAP financial measures. Management believes that these non-GAAP financial measures, when taken together with the corresponding GAAP measure, provide incremental insight into the underlying factors and trends affecting our performance. However, EBITDA from Continuing Operations and EBITDAR from Continuing Operations, as defined above, should be viewed as supplemental data, rather than as a substitute or an alternative to the comparable GAAP measure. The table above presents a reconciliation of EBITDA from Continuing Operations and EBITDAR from Continuing Operations from our Net income (loss). $ USD in millions RECONCILIATION OF EBITDA FROM CONTINUING OPERATIONS AND EBITDAR FROM CONTINUING OPERATIONS FROM NET (LOSS)

Jun-13 Dec-12 Jun-12 Unrestricted Cash 34.7$ 55.3$ 46.2$ Borrowing Availability 32.8 8.5 20.5 Total Cash and Borrowing Availability 67.5$ 63.8$ 66.7$ % Sales - Trailing Four Quarters 8.0% 7.5% 8.1% Weighted Average Interest 7.9% 8.8% 9.3% Q2 2013 Liquidity Tecumseh Products Company Q2 2013 Shareholder Update–Aug. 12, 2013 Page 17 $ USD in millions NOTE: The reader should review this slide in connection with our Form 10-Q and related disclosures for the second quarter of 2013 which was filed Friday.

Q2 2013 Liquidity Tecumseh Products Company Q2 2013 Shareholder Update–Aug. 12, 2013 Page 18 Cash used in operating activities: $7.0m use of cash primarily related to change in net working capital Cash used in investing activities: $4.7m use of cash mainly related to capital expenditures Cash used in financing activities: $8.9m use of cash due to timing of financing activities (primarily in Brazil) $ USD in millions NOTE: The above cash flow statement is a condensed format. The reader should review this slide in connection with our Form 10-Q and related disclosures for the second quarter of 2013 which was filed Friday. 2013 2012 Net (loss) income ($14.7) $36.9 Depreciation and amortization 18.3 18.6 Non-cash employee retirement benefits (6.1) (4.2) Other non-cash items 1.0 (45.0) Changes in operating assets and liabilities: Accounts receivable (12.3) (25.3) Inventories (30.0) (13.7) Payables and accrued expenses 39.5 39.2 Recoverable non-income taxes 1.5 0.0 Other (4.2) (2.7) Cash (used in) provided by operating activities (7.0) 3.8 Cash (used in) investing activities (4.7) (3.7) Cash (used in) financing activities (8.9) (3.6) Effect of exchange rate changes on cash 0.0 0.1 Decrease in cash and cash equivalents ($20.6) ($3.4) Cash and cash equivalents - Beginning of Period 55.3 49.6 Cash and cash eq ivalents - End of Period 34.7 46.2 Cash paid for interest 4.2 5.1 Cash paid for taxes 0.9 0.3 Six Months Ended June 30

Q2 2013 Outlook Tecumseh Products Company Q2 2013 Shareholder Update–Aug. 12, 2013 Page 19 • Q2 2013 sales guidance: flat to 3% increase over 2012 levels • Change from Q1 2013 sales guidance of 3-8% increase over 2012 • Q2 2013 capital expenditure guidance reduced to a range of $13-$18 million • Expect Q3 2013 sales and operating profit to be slightly higher than Q3 2012 • Estimated Q3 2013 flat operating cash flow

Agenda • Operational Overview • Q2 2013 Financial Overview, Outlook & Liquidity • Business Update • Closing Remarks / Q & A Tecumseh Products Company Q2 2013 Shareholder Update–Aug. 12, 2013 Page 20

Business Update Tecumseh Products Company Q2 2013 Shareholder Update–Aug. 12, 2013 Page 21 • Expansion plans announced for Mississippi location • French social plan negotiations • Enhanced French liquidity • Tecumseh University concept going global • Two new Board members announced in Q2 2013 • Share collapse project on track for vote at 2014 Annual Shareholder Meeting

TOPS Update Tecumseh Products Company Q2 2013 Shareholder Update–Aug. 12, 2013 Page 22  Common “Language”  Common Principles  Common Methods  Common Processes  Common Business Results Tecumseh Optimized Production System or “TOPS”: A global standardized production system based upon lean methodology

 Expansive product portfolio  Serviced all markets  Low value add products  Excess capacity  High fixed cost base  Marginal technology  Constrained Liquidity Management has started implementing a comprehensive performance improvement plan with a goal to achieving growth and profitability Old Tecumseh Improvement Actions New Tecumseh Objectives  Focused product portfolio with more value add products  Focused market approach  Meaningfully lower fixed costs  Improved profitability  Advanced technology  Enhanced liquidity profile  Streamline product portfolio  Strategically position in desired markets  Rationalize manufacturing footprint  Improve quality performance  Invest in R&D and engineering  Monetize non-core assets Page 23 Tecumseh Products Company Q2 2013 Shareholder Update–Aug. 12, 2013 Strategic Initiatives - Update

Initiative Action Plans Asset Monetization • Identify and liquidate global non-core assets; several currently under consideration including vacant India land and Brazilian Foundry • Leverage current tax structure to repatriate funds back to the United States Product Cost / Benefit Enhancements • Increased usage of aluminum windings in core products •Material decontenting of older platforms •Stretching energy output of product line Working Capital Improvements •Continued path toward “build where we sell” / local sourcing • Implementation of inventory reduction projects Operational Improvements • Implementation of lean manufacturing (Tecumseh Optimized Production System); i.e., reduction of waste and streamlining of manufacturing processes •Reduction of corporate SG&A Our plan is self funded; central to its achievement is improving short- term liquidity which will be done through several actions Strategic Initiatives - Update Page 24 Tecumseh Products Company Q2 2013 Shareholder Update–Aug. 12, 2013

1.8% 8%-10% Material Cost Savings Volume / Mix Structural Cost Reductions / Operating Efficiencies Business Repositioning 2012 Actual Results Post Implementation of Strategic Plan Pro Forma 2015 EBITDAR Margin Post implementation of the strategic plan, management is targeting an EBITDAR margin in the range of 8% – 10% by 2015 Strategic Initiatives - Update Page 25 Tecumseh Products Company Q2 2013 Shareholder Update–Aug. 12, 2013

Agenda • Operational Overview • Q2 2013 Financial Overview, Outlook & Liquidity • Business Update • Closing Remarks / Q & A Tecumseh Products Company Q2 2013 Shareholder Update–Aug. 12, 2013 Page 26

Closing Remarks / Q & A • Remain committed and focused on business objectives & strategic initiatives • Thank you for attending Tecumseh Products Company Second Quarter 2013 Shareholder Update Meeting • We will now take any questions you might have Tecumseh Products Company Q2 2013 Shareholder Update–Aug. 12, 2013 Page 27

Contact Information - Today’s Speakers Tecumseh Products Company Q2 2013 Shareholder Update–Aug. 12, 2013 Ms. Janice Stipp Executive Vice President, CFO & Treasurer Tecumseh Products Company 5683 Hines Drive Ann Arbor, MI 48108 Page 28 Mr. Jim Connor President & Chief Executive Officer Tecumseh Products Company 5683 Hines Drive Ann Arbor, MI 48108 E-Mail: investor.relations@tecumseh.com Phone: 1 (734) 585 9507